Exhibit 10.1

RENEWAL AND AMENDMENT NO. 4 TO

CHEROKEE RESTATED LICENSE AGREEMENT

THIS RENEWAL AND AMENDMENT NO. 4 TO THE RESTATED LICENSE AGREEMENT (this “Amendment”), is made and entered into on the 2nd day of January, 2014, between Cherokee Inc., (“Licensor”), and Target General Merchandise, Inc. (“Licensee”), with reference to the following facts:

WHEREAS, the Parties entered into a Restated License Agreement, dated as of February 1, 2008, and amended as of December 1, 2011, January 29, 2013 and April 3, 2013 (as amended, the “Restated Agreement”); and

WHEREAS, the Parties desire to renew and amend the Restated Agreement on the terms and conditions contained herein.

NOW THEREFORE, the Parties hereto agree as follows:

1.                                     Capitalized terms used and not defined herein shall have the same meaning as in the Restated Agreement.

2.                                     Amendment.  The Parties hereby amend the Restated Agreement by deleting Section 2b in its entirety and replacing it with the following:

“2b.                         Extended Restated Terms. Provided that Licensee has paid a Minimum Guaranteed Royalty equal to or greater than $10,500,000 for the preceding Fiscal Year, Licensee shall have the right, in its sole discretion, to renew the Restated Agreement on the same terms and conditions for successive two (2) Fiscal Year periods by providing Licensor with written notice of renewal at least one (1) year prior to the end of the then current Extended Restated Term.”

3.                                     Renewal.  In accordance with Section 2b as amended above, Target hereby renews the Restated Agreement for an additional period of two (2) Fiscal Years, specifically, from February 1, 2015 through January 31, 2017.

4.                                     Except as expressly amended or set forth herein, all of the terms and conditions contained in the Restated Agreement shall remain in full force and effect. References herein or in the Restated Agreement to “this Agreement” shall be deemed to refer to the Restated Agreement as amended by this Amendment No. 4.

5.                                     This Renewal and Amendment No. 4 may be executed by facsimile and in one or more counterparts, all of which shall be considered one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the Parties has executed this Renewal and Amendment No. 4 as of the date first written above.

Target General Merchandise, Inc.		Cherokee Inc.

By:	/s/ Patricia M. Adams	By:	/s/ Henry Stupp
	Patricia M. Adams	Henry Stupp
	SVP Merchandising,	Chief Executive Officer
Apparel & Accessories